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                                                                    EXHIBIT 4.3

                             General Description of
                        Champion Healthcare Corporation
                            Common Stock Certificate


         The front of the certificate is engraved with blue ornamental border and additional blue ornamentation upon white paper, bearing a stylized letter design of the words "Champion Healthcare Corporation" in dark blue and substantive text in black.

         The back of the certificate bears no border and no ornamentation except for the stylized letter design of the words "Champion Healthcare Corporation" in black. All text is in black.

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                       [Form of Common Stock Certificate]
                                    [Front]

                                                        CHAMPION HEALTHCARE
                                                            CORPORATION

Number
 CHC                                                                                                    Shares
- -----                                                                                                   ------

COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                CUSIP 15850B 10 4
IN NEW YORK, NEW YORK                                                                           SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

is the owner of

                        FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITH A PAR VALUE OF $.01 PER SHARE, OF

Champion Healthcare Corporation transferable in person or by duly authorized attorney on the books of the Corporation upon surrendering of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

                                                           Dated:

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
/s/Charles R. Miller
           President                                       Countersigned and Registered:

/s/James G. VanDevender     [FACSIMILE CORPORATE SEAL]           MELLON SECURITIES TRUST COMPANY
           Secretary                                                           (NEW YORK)
                                                                               Transfer Agent and Registrar
                                                           By:

                                                                                       Authorized Signature
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                       [Form of Common Stock Certificate]
                                     [Back]

                              CHAMPION HEALTHCARE
                                  CORPORATION


         The Company will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative participating, optional and other special rights of each class of stock and series within a class of stock of the Company, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Company or to its Transfer Agent and Registrar.

                 The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COMM -- as tenants in common                    UNIF GIFT MIN ACT -- ______ Custodian _______
TEN ENT  -- as tenants by the entireties                         (Cust)          (Minor)
JT TEN   -- as joint tenants with right
              of survivorship and not as                                 under Uniform Gifts to Minors
              tenants in common                                          Act _________________________
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.


                 For value received, ________________________________________
         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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                                                                          Shares
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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated
     ------------------------------


                                            X
                                             -----------------------------------
                 NOTICE                                   (Signature)
        THE SIGNATURE(S) TO THIS
        ASSIGNMENT MUST CORRES-
        POND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF
        THE CERTIFICATE IN EVERY
        PARTICULAR WITHOUT ALTER-
        ATION OR ENLARGEMENT OR
        ANY CHANGE WHATEVER                 X
                 NOTICE                      -----------------------------------
                                                          (Signature)

                                            THE SIGNATURE(S) SHOULD BE
                                            GUARANTEED BY AN ELIGIBLE GUARANTOR
                                            INSTITUTION (BANKS, STOCKBROKERS,
                                            SAVINGS AND LOAN ASSOCIATIONS AND
                                            CREDIT UNIONS WITH MEMBERSHIP IN AN
                                            APPROVED SIGNATURE GUARANTEE
                                            MEDALLION PROGRAM), PURSUANT TO
                                            S.E.C. RULE 17Ad-15


                                            SIGNATURE(S) GUARANTEED BY: